SUMMARY PROSPECTUS OF

MUTUAL OF AMERICA INVESTMENT CORPORATION

2060 RETIREMENT FUND

MAY 1, 2018

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.mutualofamerica.com/prospectus. You can also get this information at no cost by calling 1-800-574-9267, by sending an e-mail request to mutualofamerica@rrd.com or by asking any financial advisor, bank or broker-dealer who offers shares of the Fund. The Fund’s current statutory prospectus and statement of additional information, both dated May 1, 2018, are incorporated by reference into this summary prospectus.

Investment Objective. The Fund seeks to achieve current income and capital appreciation appropriate for the asset allocation associated with its approximate year of retirement which is included in the Fund’s name (“Target Retirement Date”).

Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy and hold Fund shares. The expenses shown do not include Separate Account expenses which would increase costs if included. Other Expenses and Acquired Fund Fees and Expenses are estimated, as the Fund will commence operations on or after July 1, 2018.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.05%
Other Expenses	0.13%
Acquired Fund Fees & Expenses	0.30%

Total Annual Fund Operating Expenses	0.48%
Expense Reimbursement*	(0.13)%

Total Annual Fund Operating Expenses After Expense Reimbursement	0.35%

*	The Adviser has contractually agreed beginning as of the inception of the Fund to reimburse the Fund’s direct operating expenses (excluding any extraordinary expenses that may arise and charges incurred in trading portfolio securities). This contractual obligation continues in effect until April 30, 2019, and will continue for each succeeding 12 month period thereafter, unless the Fund has at least $50 million in average net assets for the prior calendar year, or either the Investment Company (at the direction of its Board of Directors) gives not less than 30 days’ notice of termination to the Adviser or the Adviser gives written notice of termination to the Investment Company within a 45 calendar day period prior to the next May 1.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, (b) a 5% return each year and (c) operating expenses remain the same. The Example reflects the expense reimbursement for the first

MUTUAL OF AMERICA

LIFE INSURANCE COMPANY

320 PARK AVENUE, NEW YORK, NY 10022-6839

www.mutualofamerica.com

year. The expenses shown do not include Separate Account expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

1 Year	3 Years
$36	$142

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is expected to commence operations on or after July 1, 2018, information regarding turnover for a full calendar year is not available as of the date of this prospectus.

Principal Investment Strategies. The Fund invests in shares of other series of the Investment Company (“IC Funds”) in proportions that are balanced to meet the objective of the Fund, which will move toward preservation of capital and production of income as the Target Retirement Date approaches.

The 2060 Retirement Fund is designed for investors expecting to retire or to begin withdrawing assets around the year 2060. Under normal circumstances, the asset allocation will change over time according to a predetermined “glide path” as the Retirement Fund approaches the Target Retirement Date. The glide path below represents the shifting of asset classes over time. As the glide path shows, generally, the less time that remains until the Target Retirement Date, and for a 10 year period after the Target Retirement Date, the more the Fund will invest in fixed income IC Funds and the less it will invest in equity IC Funds. A Retirement Fund that has reached its Target Retirement Date can have 45%, which can vary by plus or minus 10%, of its assets invested in equity IC Funds.

As of the commencement of operations, the Fund’s intended asset allocation among the underlying funds is expected to be approximately as follows:

•	Equity Index Fund 30%

•	Mid-Cap Equity Index Fund 23%

•	Small Cap Growth Fund 10%

•	Small Cap Value Fund 10%

•	International Fund 20%

•	Bond Fund 7%

The periodic reallocations of the assets of each Retirement Fund will be affected by other matters aside from the period of time remaining until the Target Retirement Date, such as current market conditions, the economy, unanticipated events and other factors, so there is no precise timetable or formula for the reallocations of the Retirement Funds, but the target allocations are not expected to vary from the chart by more than plus or minus ten percentage points.

Principal Investment Risks. An investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.

•	General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.

•	Underlying Fund risk: A Fund’s ability to achieve its investment objective will depend largely on the performance of the selected underlying funds. There can be no assurance that either the Fund or the underlying funds will achieve its investment objective. A Fund is subject to the same risks as the underlying funds in which it invests. Although the proportion changes over time to meet the Fund’s investment objective, currently the Fund has more equity risk than Fixed Income risk. These risks include Company, Market, Small-Cap, Mid-Cap, Value Stock, Growth Stock and Stock risks, which are all described in detail in the “Principal Risks” section of the prospectus.

•	Company risk: The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. The prices of equity securities of smaller companies may fluctuate more than for more established companies. The equity securities of smaller companies may not be traded as often as for larger companies, therefore it may be difficult to trade securities at a desirable price. Investments in companies with small market capitalizations generally offer greater opportunities for appreciation, but are associated with more risks than for established companies.

•	Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

•	Small-Cap risk: Small-cap stocks generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

•	Mid-Cap risk: Mid-cap stocks experience more market risk and sharper price fluctuations than for large-cap stocks due to the fact that the earnings of mid-size companies tend to be less predictable and the stocks are traded less frequently. At times it may be difficult for a Fund to sell mid-cap stocks at a price equal to their value.

•	Value Stock risk: Value stocks are generally undervalued in the marketplace, with high dividends and low prices relative to standard measures. Value stocks may remain undervalued.

•	Growth Stock risk: Growth stocks generally have above average growth potential, low dividends and high prices relative to standard measures. Growth stocks may not outperform value style investing.

•	Stock risk: The value of your investment will go up or down, depending on movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities. It may be more difficult for the Fund to sell a small capitalization stock or any stock that trades “over-the-counter,” than a larger capitalization stock or stocks that trade on a national or regional stock exchange.

•	Fixed Income risk: The value of your investment will go up or down depending on movements in the bond markets.

•	Investment management risk: The Fund’s investment results may differ from the results of a comparable bond market and from the results of other funds that invest in the same types of securities or particular debt securities.

•	Interest rate risk: Fixed income securities have an inverse relationship to interest rates, such that as interest rates rise, bond values decrease, and the Fund faces a heightened level of interest rate risk under current conditions because interest rates are near historically low levels.

•	Corporate Debt risk: During periods of economic uncertainty, the value of corporate debt securities may decline relative to the value of U.S. government debt securities. Debt obligations are subject to the risk that issuers may not be able to pay off the principal and interest when due.

•	Credit Risk: Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.

•	Call Risk: When interest rates decline, an issuer may have an option to call the securities before maturity, resulting in reduced income.

•	Non-investment grade debt risk: Non-investment grade debt obligations, known as “junk bonds,” have a higher risk of default and tend to be less liquid than higher-rated securities.

•	Liquidity risk: The prices of debt securities may be subject to significant volatility, particularly as markets become less liquid due to limited dealer inventory of corporate bonds.

•	Extension risk: Mortgage-related and other asset-backed securities are subject to the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise, and this may negatively affect fund returns.

•	International Fund risk: The Fund is subject to the risks of investing in securities that trade in foreign markets, including changes in currency or exchange rates, and economic and political trends in foreign countries. Domestic equities indices could outperform the MSCI EAFE Index for periods of time. The International Fund, in which the Fund invests, may invest substantially all or a significant portion of its assets in ETFs.

•	Retirement Fund risk:

•	The Fund is subject to the same risks as the underlying Investment Corporation Funds (“IC Funds”) in which it invests.

•	The Retirement Fund is a “fund of funds” where the allocations shift and there is no guarantee that the allocations in the Retirement Fund of the IC Funds will prove to be correct under all market and economic conditions. An investment in the Retirement Fund could decline in value, and you could lose money by investing in the Retirement Fund, even after the Target Retirement Date.

•	There is no guarantee that the Fund will provide adequate income at and through your retirement.

•	The Retirement Fund has assets allocated across equity and fixed income IC Funds, and is subject to the risks of investing in both equity and fixed income securities. The Retirement Fund has assets allocated to the International Fund and is subject to the risks of investing in international securities.

•

The appropriate Retirement Fund should suit your anticipated date of retirement, as well as your tolerance for risk and your personal financial goals. An investor with high risk tolerance may prefer a later Target Retirement Date with greater emphasis on capital appreciation; while an investor with lower risk tolerance may prefer an earlier Target Retirement Date with greater emphasis on capital preservation and current income.

Performance/Annual Return. Because the Fund is expected to commence operations on or after July 1, 2018, information regarding performance for a full calendar year is not available as of the date of this prospectus.

Investment Adviser. Mutual of America Capital Management LLC (the “Adviser”) is the investment adviser for the Fund.

Portfolio Manager. The Fund will be managed by Joseph R. Gaffoglio, Executive Vice President of the Adviser.

For important information about “Purchase and Sale of Fund Shares” and “Tax Information,” please turn to the corresponding section heading in the Aggressive Allocation Fund’s summary section on page 106.

Purchase and Sale of Fund Shares. There is no minimum initial or subsequent investment purchase requirement. The Fund shares may be redeemed or exchanged on any business day either by calling 1-800-468-3785, or by written request to a shareholder’s Mutual of America Regional Office, which can be found on www.mutualofamerica.com.

Tax Information. The Funds sell their shares to the Separate Accounts and do not offer them for sale to the general public. Since the only shareholders of the Funds are the Separate Accounts and each investor receives a Separate Account prospectus, no discussion is included as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchases of the Separate Accounts, see the Separate Account prospectus.

2060RF18